UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2009

Date of reporting period:  December 31, 2009

Item 1. Reports to Stockholders.

Marketfield Fund

Annual Report

December 31, 2009

Investment Adviser

Marketfield Asset Management, LLC
292 Madison Avenue
14th Floor
New York, NY 10017
www.marketfield.com

Table of Contents

LETTER TO SHAREHOLDERS	3
EXPENSE EXAMPLE	7
INVESTMENT HIGHLIGHTS	8
SCHEDULE OF INVESTMENTS	10
SCHEDULE OF SECURITIES SOLD SHORT	14
STATEMENT OF ASSETS AND LIABILITIES	15
STATEMENTS OF OPERATIONS	16
STATEMENTS OF CHANGES IN NET ASSETS	17
FINANCIAL HIGHLIGHTS	18
NOTES TO FINANCIAL STATEMENTS	19
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	28
BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT	29
ADDITIONAL INFORMATION	32

January 11, 2010

Dear Shareholders,

The Marketfield Fund has changed its fiscal year-end from May 31st to December 31st.  Therefore, our investors are receiving this annual report containing audited financial statements dated December 31, 2009.

Year end is a time normally associated with plenty of light and sound, too little sleep, too much alcohol and some resolve to change for the better in the year ahead.  In the realms of economics and finance, there arises an apparently irresistible compulsion to forecast.  These tendencies are amplified at decadal transitions.

In this age of data and media saturation, it is more difficult to avoid exposure to a constant stream of loud, ardent and contradictory predictions than to the H1N1 virus.  At a recent conference, we noticed that a competitor was handing out free surgical masks branded with the name of their fund.  In the interest of helping our clients avoid exposure to confusing, disturbing and logically inconsistent forecasts, we are considering doing something similar with the Marketfield logo and earplugs.

The inclusion of forecasting among the professional skills that an economist is expected to acquire after years of academic training has undermined the legitimacy and standing of the entire profession.  Like physicians, economists can identify distortions in the function of a system and explain how those distortions can be ameliorated so that the system might return to healthy function.  No medical doctor, no matter how insightful, can tell with any specificity what a patient’s health status will be a year hence. The general courses of development, disease and aging can be described, but not with anything like the precision that economists pretend to offer.  The fact that a doctor cannot tell you just how you will feel in December 2010 does not undermine the value of the profession.  The willingness of most economists to make precise and consistently inaccurate forecasts about levels of gross domestic product (GDP), interest rates, employment and other vital signs a year or more out has earned the profession a unique designation as the one and only “dismal science.”

The devolution of economics in the popular mind to a modern form of soothsaying is harmful in many respects.  From a societal standpoint, the willingness of politicians to craft legislative and regulatory structures that run counter to the basic, proven precepts of economics continues to distort the function of our economy as a whole.  The current effort to manipulate payment flows and economic relationships within the U.S. health care markets is a textbook example of political goals supervening at the expense of sound economic design.  This could be easily corrected by any group of professional economists charged with identifying the current distortions in the system (of which there are many) and demonstrating how they might be remedied.  The problem is reasonably straightforward, but as economically logical solutions would confer none of the political advantages that are the main goal of the legislation, there is no chance that an economically sound version might advance.  Were this point to be raised by a nonpartisan, professional economist, the response from the political realm would be “Yes, but he did not predict the collapse of 2008 so why should we listen to him about anything?”

For investors, the problem runs deeper.  Because the only economists with real media presence are those willing to play the prediction game, the investing public is bombarded by a stream of assertions that are designed to garner maximum publicity rather than providing limited, practical, investment guidance to the audience, to whom the performers owe no fiduciary duty.  Live television and radio offer the opportunity for one to say anything that he or she pleases, whether or not there is any basis for the assertion.  In the space of a few hours this past spring, one could hear how the U.S. was an exact duplicate of the Weimar Republic or Zimbabwe, months away from hyperinflation, and then, immediately thereafter, learn why the credit deflation of 2008-2009 was accelerating, the banking system was on the verge of collapse and a deflationary cataclysm similar to that of the early 1930s was just around the corner.  Like a horse race where the odds on every entrant are 3 to 5, there was little one could do to make any sense of it all.  Hence the Marketfield ear plugs.

We bring all of this up as a prelude to our recap of other decades’ ends and the lessons held therein.  The main point we would like to leave our clients with is that human beings are not very good at forecasting, particularly at major inflection points where it really matters.  Our survey will only go back to those years for which we have direct, professional experience, beginning in 1979.  The exercise would be equally illuminating with a starting point of 1909, 1919, 1929 or any of the subsequent decades.

1979 marked the end of a decade characterized by record inflation, rising interest rates, a weak dollar and tremendous performance in sectors tied to raw materials, particularly energy and precious metals.  Bonds were dubbed “certificates of confiscation,” growth stocks were selling at single digit multiples and tax shelters tied to real assets were the core alternative in the portfolios of well-to-do investors.  Federal Reserve Board Chairman Volcker was widely regarded as powerless to stop the acceleration of inflation (although powerless might be a better description of his current status).  Despite two aggressive and unanticipated tightenings, gold and silver continued to soar. Oil was widely expected to reach $100 bbl by the mid-1980s.

Things did not work out quite as forecast.  Inflation hedges were the worst performing asset class in the decade ahead, tax shelters were disastrous from both a tax and investment performance standpoint, long-term bonds and electric utilities were the best performers and a nation with no natural resources became the world’s standout economy and market.

By 1989 that nation, Japan, had captured the collective imaginations of investors and forecasters alike.  Every major investment firm opened or expanded a Tokyo office in space where one floor cost more to lease than an entire building on Wall Street.  Several prominent economists and strategists suggested that Japan would eclipse the U.S. as the world’s largest economy within a decade.  U.S. investors were advised to have 30-50% of their assets in Japanese equities.  Elite preparatory schools in New England opened recruiting offices in Japan.  American businesses hired consultants to advise them on ways of adopting Japanese practices.  Workers in U.S. factories donned company jump suits and sang fight songs at the beginning of shifts in the manner of their Japanese counterparts.

As it turned out, the best advice anyone could have offered would have been for every Japanese investor to put all of his or her capital in U.S. equities.  The 1990s turned out to be the decade of growth stocks, particularly American growth stocks involving technology.  Domestic equity returns set records.  Asia was looked upon as a region in decline following its collapse in 1997-1998.  Commodities extended their long bear market and the Department of the Interior was busy reckoning whether there was space left on Mt. Rushmore for the Chairman of the Federal Reserve Board.

By that decade’s end, the forecasting community had it figured.  In the wake of extraordinary equity returns, the case was made that it was not too late to institute an aggressive allocation to U.S. equities, as long as one was willing to commit to owning a broad index for a long time—preferably ad infinitum.  Because history had it that any ten year holding period for the S&P 500 Index showed positive returns, regardless of the heights at which the investment was made, it was argued that investing in an index fund was practically risk free if the holding period was long enough.  A one decision, buy and hold, academically validated investment culture arose.  Money poured into index funds (mainly tied to the S&P 500) appended with blood oaths that swore undying, long-term commitment regardless of the vagaries of markets.

As things turned out, index investing would have been fine in almost any index but the S&P 500.  Emerging markets, commodities and non-dollar assets had their best decade in generations.  The S&P 500, on the heels of its record valuation at the end of 1999, had its poorest performance in modern history.  Individual investors watched as their homes far outperformed their stock portfolios.  By the latter portion of the decade, that observation provoked a dramatic shift of discretionary savings flows toward leveraged real estate investment.  The end of that story is, by now, well known.

As we enter 2010, we are in a thematic investment environment that might be characterized as ABS—anything but stocks, at least those of developed markets. This aversion, primarily towards U.S. stocks, is prevalent in the minds of U.S. and global investors, although we see a similar attitude in Western Europe and Japan.  Forecasts justifying this attitude abound.  There is a “new normal” of chronically anemic U.S. growth, long term de-leveraging, depressed consumer demand, a banking system eligible for handicapped stickers, further dollar depreciation, Chinese ascendancy and the likelihood of catastrophic deflation or hyper-inflation, depending upon which channel you happen to be tuned to.

All of this, as with almost every popular forecast in recorded financial history, represents an extrapolation of the most emotionally affecting aspects of recent financial and economic conditions.  Certain of these extrapolations are well conceived and offer valuable insight.  For the most part, though, they simply play to a willing audience of investors who are emotionally inclined to behave in a way that minimizes the trauma of their last conceptual error.

Investment styles come in only two forms—trend following or mean reverting.  These two styles are commonly referred to as ‘growth’ and ‘value’.  The former holds that trends in earnings growth and valuation are self-reinforcing and serially correlated, while the latter believes that unusual displacements from historic valuations tend to get corrected.  These approaches show up in every investment market.  In the case of stocks, they tend to pass in and out of favor as their popularity ebbs and flows. Growth investors were the main victims in the 2000-2002 bear market, while value buyers were punished beyond precedent in 2007-2009.  A good case can be made for either approach, with the practical keys being an investor’s understanding as to which is most compatible with his or her make-up and sufficient resolve to stay with the discipline during the inevitable times of poor performance.

We find it interesting that forecasting, as distinct from investing, seems to have only one style—that of trend following or extrapolation.  Among professional economic forecasters, there is very little evidence of a sense that extraordinary circumstances will give way to more normal ones.  Every large scale abnormality, like the U.S. housing mania or the recent collapse of financial asset prices in 2007-9 is viewed as a precursor of more of the same.  This probably has to do with the way in which econometric forecast models are constructed, but in any event, it should be clear by now to investors, business leaders and policy makers that they do not work.

We bring all of this up to provide some context for our frequent commentary on economic and policy matters.  In our case, we are interested in interactions among market forces, policy and economic opinion only insofar as it helps us to identify investment opportunities.  Understanding prevailing economic opinion and policy direction is important when and if some general misconception affecting security prices can be discerned.  Repairing government policy or pointing the Federal Reserve in a direction that we find proper is outside the scope of our responsibilities.  In a similar vein, the righteous anger over policy or the market’s blindness that characterizes the commentary of certain of our competitors has no value in helping us to invest according to how things are rather than how we wish them to be.  The variable that we are trying to solve for is investment performance.

At present, we see a macroeconomic environment shaped by record lows in nominal and, before long, real interest costs, an undervalued dollar, enormous fiscal stimulus, record corporate cash flows, corporate balance sheets awash with cash, diminished capacity in many crucial industries and a general, global contempt for U.S. equities.

Opposing this is a forecast environment in which people are trampling one another to point out long-term macroeconomic risks and justify caution in domestic asset allocation.  The investing public and most institutions have been talked into almost every asset type apart from U.S. equities.  We have been and are willing to take the other side of that proposition.

At present, the portfolio is heavily biased toward companies with direct exposure to the domestic business cycle.  These include industrial conglomerates, truckers, railroads, airlines, automobile manufacturers, regional banks, retailers, builders and technology providers.  The next point of concern in equity markets will likely arise when domestic conditions force the Federal Reserve to consider tightening much sooner than is commonly forecast.

Our expectation is that the significant improvement in domestic news flow would largely compensate for the early tightening of monetary conditions keeping the disruption to domestic equity valuations to an acceptable level. Our concern is that rising rates and tighter money would be much more problematic for the over-populated thematics of non-U.S. equities and domestic fixed income. This is certainly what occurred in the last two transition years of 1994 and 2004, with the former proving particularly disappointing to those caught unaware.

Opinions expressed are those of Marketfield Asset Management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell a security.

Yours sincerely,

Michael C. Aronstein
January 11, 2010

Please see the following page for important information.

Past performance is not a guarantee of future results.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in smaller companies which involve additional risks such as limited liquidity and greater volatility. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investments in asset-backed and mortgage-backed securities involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments. The Fund regularly makes short sales of securities, which involves the risk that losses may exceed the original amount invested, however a mutual fund investor’s risk is limited to the amount invested in a fund. The Fund may also use options and future contracts, which may have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g., depreciation) and interest expense to pretax income.

Fund holdings and sector allocation are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please see the Schedule of Investments section of this report.

The Marketfield Fund is distributed by Quasar Distributors, LLC.

MARKETFIELD FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/09 – 12/31/09).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Fund within sixty days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, fund administration and accounting, custody and transfer agent fees and dividends on short positions. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Marketfield Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/09	12/31/09	7/1/09 – 12/31/09*
Actual**	$1,000.00	$1,186.20	$13.23
Hypothetical (5% return before expenses)***	$1,000.00	$1,013.11	$12.18

*	Expenses are equal to the Fund’s annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
**	Excluding dividends on short positions and tax expense, your actual cost of investing in the Fund would be $9.64.
***	Excluding dividends on short positions and tax expense, your hypothetical cost of investing in the Fund would be $8.89.

MARKETFIELD FUND
Investment Highlights
(Unaudited)

The investment objective of the Fund is capital appreciation and income. The Fund seeks to achieve its investment objective by investing primarily in common and preferred stocks and other equity instruments, bonds and other fixed- income, securities, and other investment companies, including exchange-traded funds (“ETFs”) and money market funds in proportions consistent with the Adviser’s evaluation of their expected risks and returns. In making these allocations, the Adviser considers various factors, including macroeconomic conditions, corporate earnings at a macro level, anticipated inflation and interest rates, consumer risk and the status of the market as a whole. The Fund’s assets may be allocated between equity securities and fixed-income securities at the discretion of the Adviser. The Fund’s allocation of portfolio assets as of December 31, 2009 is shown below.

Allocation of Portfolio Assets % of Net Assets

Total Returns as of December 31, 2009

	Marketfield	S&P 500
	Fund	Index
Six Months	18.62%	22.59%
One Year	31.08%	26.46%
Average Annual Since Inception (7/31/07)	7.28%	(8.30)%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-236-4298. The Fund imposes a 1.00% redemption fee on shares held less than sixty days. Performance quoted reflects the redemption fee. If redemption fee were not reflected, total returns would be reduced.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The chart does not reflect any future performance.

(continued)

MARKETFIELD FUND
Investment Highlights (continued)
(Unaudited)

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

One cannot invest directly in an index. Portfolio allocations are subject to change.

Growth of $10,000 Investment

* Inception Date

MARKETFIELD FUND
Schedule of Investments
December 31, 2009

	Shares	Value
COMMON STOCKS 58.37%
Air Transportation 5.20%
British Airways(a)(d)	166,000	$501,121
Continental Airlines, Inc.(a)	109,500	1,962,240
Jetblue Airways Corp.(a)	210,600	1,147,770
US Airways Group, Inc.(a)	311,000	1,505,240
		5,116,371
Building Material and Garden Equipment and Supplies Dealers 0.84%
Home Depot, Inc.	28,600	827,398
Chemical Manufacturing 2.34%
Eli Lilly & Co.	16,300	582,073
Procter & Gamble Co.(c)	19,300	1,170,159
Sociedad Quimica y Minera de Chile SA — ADR	14,600	548,522
		2,300,754
Computer and Electronic Product Manufacturing 6.08%
Apple, Inc.(a)	2,900	611,494
Cypress Semiconductor Corp.(a)	105,100	1,109,856
EMC Corporation(a)	59,500	1,039,465
Intel Corp.	50,000	1,020,000
International Business Machines Corp.(c)	9,700	1,269,730
Taiwan Semiconductor Mfg. Co. Ltd. SA — ADR	81,600	933,504
		5,984,049
Construction of Buildings 0.99%
M.D.C. Holdings, Inc.	10,400	322,816
Ryland Group, Inc.	19,000	374,300
Toll Brothers, Inc.(a)	14,600	274,626
		971,742
Credit Intermediation and Related Activities 4.36%
Comerica, Inc.	31,200	922,584
KKR Financial Holdings LLC(a)	341,800	1,982,440
Regions Financial Corporation	155,000	819,950
Washington Federal Inc.	29,600	572,464
		4,297,438
Electrical Equipment, Appliance, and Component Manufacturing 1.64%
A123 Systems, Inc.(a)	36,000	807,840
Corning, Inc.	41,900	809,089
		1,616,929
Electronics and Appliance Stores 0.94%
Best Buy, Inc.	23,500	927,310

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND
Schedule of Investments (continued)
December 31, 2009

	Shares	Value
Food Manufacturing 0.86%
Archer Daniels Midland Co.	26,900	$842,239
Food Services and Drinking Places 0.86%
McDonalds Corp.	13,500	842,940
Funds, Trusts, and Other Financial Vehicles 0.90%
Shariah Capital Inc.(a)(b)	19,600	25,480
Tetragon Financial Group Ltd.(a)(d)	220,000	860,200
		885,680
General Merchandise Stores 3.69%
Costco Wholesale Corporation(c)	19,900	1,177,483
Sears Holdings Corp.(a)	19,200	1,602,240
Wal-Mart de Mexico SAB de CV(a)(d)	190,000	855,000
		3,634,723
Heavy and Civil Engineering Construction 2.08%
Chicago Bridge & Iron Company N.V.(d)	37,600	760,272
Fluor Corporation	10,000	450,400
MasTec, Inc.(a)	67,100	838,750
		2,049,422
Machinery Manufacturing 6.15%
Alstom SA(a)(d)	11,000	767,250
Applied Materials, Inc.	66,200	922,828
Cummins, Inc.	13,100	600,766
Deere & Co.	29,100	1,574,019
General Electric Co.	91,900	1,390,447
ITT Corporation	16,200	805,788
		6,061,098
Merchant Wholesalers, Durable Goods 1.22%
W.W. Grainger, Inc.	12,400	1,200,692
Mining (except Oil and Gas) 0.78%
Compania de Minas Buenaventura SA — ADR	23,000	769,810
Miscellaneous Manufacturing 0.77%
3M Company	9,200	760,564
Oil and Gas Extraction 0.94%
BASF AG(a)(d)	15,000	927,000
Other Information Services 1.82%
Google, Inc.(c)	2,900	1,797,942

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND
Schedule of Investments (continued)
December 31, 2009

	Shares	Value
Primary Metal Manufacturing 2.23%
Carpenter Technology Corp.	40,500	$1,091,475
United States Steel Corporation	20,000	1,102,400
		2,193,875
Professional, Scientific, and Technical Services 1.87%
Mastercard, Inc.(c)	7,200	1,843,056
Publishing Industries (except Internet) 0.96%
Check Point Software Technologies Ltd.(a)(d)	28,000	948,640
Rail Transportation 1.16%
Norfolk Southern Corp.	12,000	629,040
Union Pacific Corp.	8,100	517,590
		1,146,630
Real Estate 0.54%
Grubb & Ellis Co.(a)	414,000	529,920
Telecommunications 1.28%
America Movil S.A.B. de C.V. — ADR	12,600	591,948
AT&T, Inc.	23,900	669,917
		1,261,865
Transportation Equipment Manufacturing 3.91%
Ford Motor Company(a)	171,800	1,718,000
Honda Motor Co., Ltd. — ADR	34,000	1,152,600
Honeywell International, Inc.	23,100	905,520
Titan International Inc.	9,300	75,423
		3,851,543
Truck Transportation 2.68%
J.B. Hunt Transport Services, Inc.	28,700	926,149
Landstar System, Inc.	21,800	845,186
Old Dominion Freight Lines, Inc.(a)	28,200	865,740
		2,637,075
Utilities 1.28%
AES Gener S.A.(a)(d)	750,000	343,605
Enersis SA — ADR	40,300	921,258
		1,264,863
TOTAL COMMON STOCKS (Cost $45,587,204)		57,491,568

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND
Schedule of Investments (continued)
December 31, 2009

	Shares	Value
EXCHANGE TRADED FUNDS 24.41%
PowerShares DB Gold Double Short ETN(a)	90,000	$1,261,800
iShares Dow Jones U.S. Transportation Average	31,800	2,347,476
iShares MSCI Mexico	16,100	786,807
iShares Russell 2000 Index	80,000	4,980,800
Market Vectors-Agribusiness ETF(c)	51,500	2,255,185
PowerShares DB US Dollar Index Bullish Fund(a)	85,000	1,961,800
ProShares UltraShort Oil & Gas	65,000	828,750
ProShares UltraShort MSCI Emerging Markets(a)	140,000	1,526,000
SPDR KBW Regional Banking	106,800	2,376,300
SPDR S&P Homebuilders	135,900	2,053,449
SPDR S&P Retail	74,800	2,662,880
UltraShort FTSE/Xinhua China 25 ProShares(a)	120,000	1,006,800
TOTAL EXCHANGE TRADED FUNDS (Cost $22,347,127)		24,048,047
	Contracts
PURCHASED OPTIONS 0.37%
PowerShares DB US Dollar Index Bullish Fund Call Option
Expiration: March 2010, Exercise Price: $23.00(c)	6,600	363,000
TOTAL PURCHASED OPTIONS (Cost $360,800)		363,000
	Principal
	Amount
SHORT-TERM INVESTMENTS 16.61%
AIM STIT — Treasury Portfolio	$16,361,605	16,361,605
TOTAL SHORT TERM INVESTMENTS (Cost $16,361,605)		16,361,605
Total Investments (Cost $84,656,736) 99.76%		98,264,220
Other Assets in Excess of Liabilities 0.24%		238,326
TOTAL NET ASSETS 100.00%		$98,502,546
________
Percentages are stated as a percent of net assets.

ADR  American Depositary Receipt
(a)	Non-income producing security.
(b)	The Adviser has determined this security to be illiquid.
(c)	All or a portion of this security is pledged as collateral for short positions.
(d)	Foreign security.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND
Schedule of Securities Sold Short
December 31, 2009

	Shares	Value
Banco Santander SA — ADR	70,000	$1,150,800
Bank Of America Corporation	95,000	1,430,700
Barrick Gold Corp.(2)	33,000	1,299,540
CurrencyShares Euro Trust(1)	16,500	2,358,015
Deutsche Bank AG(2)	16,000	1,134,560
iShares MSCI Brazil(1)	30,000	2,238,300
Legg Mason, Inc.	40,000	1,206,400
Morgan Stanley	55,000	1,628,000
UBS AG(2)	80,000	1,240,800
Total Securities Sold Short (Proceeds $13,959,630)		$13,687,115
________

(1)	Exchange-Traded Fund
(2)	Foreign security.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Statement of Assets and Liabilities

December 31, 2009

Assets
Investments, at value (cost $84,656,737)	$98,264,220
Cash	9,364
Dividends and interest receivable	32,525
Deposit for short sales at broker	21,591,052
Receivable for Fund shares issued	1,170,103
Other assets	12,965
Total Assets	121,080,229
Liabilities
Securities sold short, at market value (proceeds $13,959,630)	13,687,115
Payable for investments purchased	8,596,538
Current income tax liability	132,908
Payable to Adviser	76,712
Payable to affiliates	31,895
Payable for Fund shares redeemed	12,561
Dividends payable for short positions	5,525
Accrued expenses and other liabilities	34,429
Total Liabilities	22,577,683
Net Assets	$98,502,546
Net Assets Consist Of:
Paid-in capital	$85,342,023
Accumulated net investment loss	(131,518)
Accumulated net realized loss	(586,757)
Net unrealized appreciation (depreciation) on:
Investments	13,605,284
Foreign currency translation	(1,201)
Purchased options	2,200
Short transactions	272,515
Net Assets	$98,502,546
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	8,316,520
Net asset value, redemption price and offering price per share(1)	$11.84
________
(1) If applicable, redemption price per share may be reduced by a redemption fee.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Statement of Operations

	Period from
	June 1, 2009 to	Year Ended
	December 31, 2009	May 31, 2009
Investment Income
Dividend income(1)	$440,483	$448,663
Interest income	6,785	12,026
Total Investment Income	447,268	460,689
Expenses
Advisory fees	568,875	369,183
Dividends on short positions	143,736	112,688
Administration fees	50,219	39,947
Legal fees	28,372	9,077
Audit and tax fees	27,833	28,159
Fund accounting fees	25,698	28,444
Custody fees	22,892	42,505
Transfer agent fees and expenses	14,896	25,732
Reports to shareholders	10,874	16,212
Federal and state registration fees	10,811	19,660
Chief Compliance Officer fees and expenses	4,922	8,265
Trustees’ fees and related expenses	1,905	2,234
Other expenses	2,989	2,517
Total Expenses	914,022	704,623
Less waivers and reimbursement by Adviser	(59,193)	(113,579)
Net Expenses	854,829	591,044
Net Investment Loss	(407,561)	(130,355)
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) before income taxes from:
Investments	4,258,075	(6,971,137)
Foreign currency translation	583	(886)
Purchased options	(58,883)	(359,270)
Futures contracts closed	2,279,172	231,108
Short transactions	(2,294,176)	2,769,310
Net realized gain (loss) before income taxes	4,184,771	(4,330,875)
Current income tax expense	(132,908)	—
Net realized gain (loss) on investments	4,051,863	(4,330,875)
Change in net unrealized appreciation/depreciation on:
Investments	7,139,786	6,124,467
Foreign currency translation	(681)	(844)
Purchased options	(38,283)	40,483
Futures contracts	(1,082,702)	1,082,702
Short transactions	439,915	(239,758)
Net Realized and Unrealized Gain on Investments	10,509,898	2,676,175
Net Increase in Net Assets from Operations	$10,102,337	$2,545,820
________

(1)	Net of withholding taxes of $8,441 and $5,257 for the period from June 1, 2009 to December 31, 2009 and the year ended May 31, 2009, respectively.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Statement of Changes in Net Assets

	Period from
	June 1, 2009 to	Year Ended	Period Ended
	December 31, 2009	May 31, 2009	May 31, 2008(1)
From Operations
Net investment loss	$(407,561)	$(130,355)	$(59,317)
Net realized gain (loss) before income taxes from:
Investments	4,258,075	(6,971,137)	(192,378)
Foreign currency translation	583	(886)	4
Purchased options	(58,883)	(359,270)	56,270
Written options	—	—	14,050
Futures contracts closed	2,279,172	231,108	—
Short transactions	(2,294,176)	2,769,310	173,345
Net realized gain (loss) before income taxes	4,184,771	(4,330,875)	51,291
Current income tax expense	(132,908)	—	—
Net realized gain (loss) on investments	4,051,863	(4,330,875)	51,291
Change in net unrealized appreciation
(depreciation) on:
Investments	7,139,786	6,124,467	341,031
Foreign currency translation	(681)	(844)	324
Purchased options	(38,283)	40,483	—
Futures contracts	(1,082,702)	1,082,702	—
Short transactions	439,915	(239,758)	72,358
Net increase in net assets from operations	10,102,337	2,545,820	405,687
From Distributions
Net realized gain on investments	—	(12,136)	—
Net decrease in net assets resulting from
distributions paid	—	(12,136)	—
From Capital Share Transactions
Proceeds from shares sold	50,230,973	36,334,850	11,278,071
Net asset value of shares issued in
reinvestment of distributions to shareholders	—	11,978	—
Payments for shares redeemed*	(4,874,928)	(7,520,041)	(65)
Net increase in net assets from capital share
transactions	45,356,045	28,826,787	11,278,006
Total Increase in Net Assets	55,458,382	31,360,471	11,683,693
Net Assets:
Beginning of period	43,044,164	11,683,693	—
End of period	$98,502,546	$43,044,164	$11,683,693
Undistributed net investment income (loss)	$(131,518)	$5,435	$3,239
________
*Net of redemption fees of	$1,127	$6,519	$—

(1)	The Fund commenced operations on July 31, 2007.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Period from
	June 1, 2009 to		Year Ended		Period Ended
	December 31, 2009		May 31, 2009		May 31, 2008(1)
Net Asset Value, Beginning of Period	$10.18		$10.76		$10.00
Income (loss) from investment operations:
Net investment loss	(0.06)		(0.03)		(0.05)
Net realized and unrealized gain (loss) on investments	1.72		(0.55)		0.81
Total from Investment Operations	1.66		(0.58)		0.76
Less distributions paid:
From net realized gain on investments	—		(0.00	)(8)	—
Total distributions paid	—		(0.00	)(8)	—
Net Asset Value, End of Period	$11.84		$10.18		$10.76
Total Return(2)	16.40%		(5.36)%		7.60%
Supplemental Data and Ratios:
Net assets at end of period (000’s)	$98,503		$43,044		$11,684
Ratio of expenses to average net assets:
Before waiver and expense reimbursement(3)	2.58	%(5)	2.67	%(4)	5.98	%(4)
After waiver and expense reimbursement(3)	2.43	%(5)	2.24	%(4)	2.97	%(4)
Ratio of net investment loss to average net assets:
Before waiver and expense reimbursement(3)	(1.48	)%(7)	(0.92	)%(6)	(4.33	)%(6)
After waiver and expense reimbursement(3)	(1.33	)%(7)	(0.49	)%(6)	(1.32	)%(6)
Portfolio turnover rate(2)	78.10%		226.79%		123.43%
________

(1)	The Fund commenced operations on July 31, 2007.
(2)	Not annualized for periods less than a full year.
(3)	Annualized.
(4)
The ratio of expenses to average net assets includes dividends on short positions. The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding dividends on short positions were 2.24% and 1.81%, and 5.01% and 2.00%, for the periods ended May 31, 2009 and May 31, 2008, respectively.

(5)
The ratio of expenses to average net assets includes dividends on short positions and tax expense. The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding dividends on short positions and tax expense were 1.90% and 1.75%, respectively.

(6)	The net investment loss ratios include dividends on short positions.
(7)	The net investment loss ratios include dividends on short positions and tax expense.
(8)	Distributions paid from net realized gain on investments rounds to less than 0.5 cent per share.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND
Notes to Financial Statements
December 31, 2009

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Marketfield Fund (the “Fund”) represents a distinct series with its own investment objectives and policies within the Trust. The investment objective of the Fund is capital appreciation and income. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Fund commenced operations on July 31, 2007. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Marketfield Asset Management, LLC (the “Adviser”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a Pricing Service. If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models. Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. If a short-term debt security has a maturity of greater than 60 days, it is valued at market price. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Foreign securities are valued at the last current sale price on the principal exchange.  As a result, it is possible that the value of foreign securities may be materially affected by events occurring before the Fund’s pricing time (close of the New York Stock Exchange) but after the close of the primary market or exchange on which the security is traded.  Securities for which market quotations have been materially affected by events occurring before the close of NYSE but after the close of the securities’ primary markets, are valued at fair value as determined in good faith according to procedures approved by the Trust’s Board of Trustees.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

MARKETFIELD FUND
Notes to Financial Statements (continued)
December 31, 2009

Futures contracts are valued at the last sale price at the close of trading on the relevant exchange or board of trade. If there was no sale on the applicable exchange or board of trade on such day, at the average of quoted bid and asked prices as of the close of such exchange or board of trade.

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

The Fund has adopted Statement of Financial Accounting Standard, “Fair Value Measurements and Disclosures” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”).  Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  Fair Value Measurements requires the Fund to classify its securities based on valuation method. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical securities.

Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

MARKETFIELD FUND
Notes to Financial Statements (continued)
December 31, 2009

The following is a summary of the inputs used in valuing the Fund’s investments carried at fair value as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Assets:
Equity
Finance and Insurance	$29,205,685	$25,480	$—	$29,231,165
Manufacturing	23,611,051	—	—	23,611,051
Transportation and Warehousing	8,900,076	—	—	8,900,076
Retail Trade	5,389,431	—	—	5,389,431
Information	4,008,447	—	—	4,008,447
Construction	3,021,164	—	—	3,021,164
Professional, Scientific and Technical Services	1,843,056	—	—	1,843,056
Mining	1,696,810	—	—	1,696,810
Utilities	1,264,863	—	—	1,264,863
Wholesale Trade	1,200,692	—	—	1,200,692
Accommodation and Food Services	842,940	—	—	842,940
Real Estate and Rental and Leasing	529,920	—	—	529,920
Total Equity	81,514,135	25,480	—	81,539,615
Purchased Options	363,000	—	—	363,000
Short-Term Investments	16,361,605	—	—	16,361,605
Total Investments in Securities	$98,238,740	$25,480	$—	$98,264,220
Liabilities:
Short Sales	$13,687,115	$—	$—	$13,687,115

In March 2008, Statement of Financial Accounting Standards, “Disclosures about Derivative Instruments and Hedging Activities” (“Disclosures about Derivatives”) was issued and is effective for interim and annual periods beginning after November 15, 2008. Disclosures about Derivatives is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may invest in options, futures contracts and options on futures contracts as a principal investment strategy.  Derivatives, such as options, futures contracts and options on futures, may allow the Fund to increase or decrease its level of risk exposure more quickly and efficiently than transactions in other types of instruments.  The Fund may invest in derivatives for hedging purposes, but the investments may not be effective as a hedge against price movements and may limit the potential for growth in the value of Fund shares.  Certain types of derivatives may create leverage insofar as the Fund may receive returns (or suffer losses) that exceed the initial amounts that the Fund invested in connection with the derivatives. The use of derivatives can result in losses or gains to the Fund that exceed the amount the Fund would have experienced in the absence of using derivatives. A relatively small price movement in a derivative may result in an immediate and substantial loss, or gain, to the Fund.

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of December 31, 2009 was as follows:

Derivatives not accounted for as	Balance Sheet
hedging instruments under statement 133	Location	Fair Value
Purchased Options	Assets; Investments at value	$363,000
Total		$363,000

MARKETFIELD FUND
Notes to Financial Statements (continued)
December 31, 2009

The effect of derivative instruments on the Statement of Operations for the period from June 1, 2009 to December 31, 2009 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

		Period from
Derivatives not accounted for as	Statement of	June 1, 2009 to
hedging instruments under statement 133	Operations Location	December 31, 2009
	Net realized gain (loss)
Purchased Options	on purchased options	$(58,883)
	Net realized gain (loss)
Futures Contracts	from futures contracts closed	2,279,172
Total		$2,220,289

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

		Period from
Derivatives not accounted for as	Statement of	June 1, 2009 to
hedging instruments under statement 133	Operations Location	December 31, 2009
	Change in net unrealized
	appreciation/depreciation
Purchased Options	on purchased options	$(38,283)
	Change in net unrealized
	appreciation/depreciation
Futures Contracts	on futures contracts	(1,082,702)
Total		$(1,120,985)

(b)Foreign Securities

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund isolates the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

(c)Short Positions

The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-

MARKETFIELD FUND
Notes to Financial Statements (continued)
December 31, 2009

to-market to reflect the current value of the short positions. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex-dividend date as a dividend expense. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are valued consistent with Note 2a above. The amount of segregated assets are required to be adjusted daily to reflect changes in the market value of the securities sold short.

At December 31, 2009 the Fund’s deposit for short sales at broker was with Merrill Lynch & Co. Standard & Poor’s opinion on the creditworthiness of Merrill Lynch & Co. commercial paper and long-term senior unsecured debt was A-1 and A respectively. The Fund’s deposit for short sales at broker was $21,591,052 and in excess of margin requirements covering the Fund’s liability for securities sold short of $13,687,115. The Fund does not require this broker to maintain collateral in support of the receivable for proceeds on securities sold short.

(d)Options

The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period in the event the option is exercised. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period in the event the option is exercised.

The premium that the Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of the trade.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written.

When the Fund purchases an option, the Fund pays a non-refundable premium to the seller (writer) of the option. The Fund includes the premium paid in the Statement of Assets and Liabilities as an equivalent asset. The amount of the asset is subsequently marked to market to reflect the current value of the option purchased.

Options expose the Fund to counterparty credit risk. The Fund will not enter into these transactions unless it owns either 1) an offsetting position in securities or other options or 2) cash and liquid assets with a value marked-to-market daily, sufficient to cover potential obligations.

The Fund did not have any transactions in options written during the period from June 1, 2009 to December 31, 2009.

(e)Futures

The Fund may enter into futures contracts trades on domestic exchanges, including stock index futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash at least equal to the daily fluctuation of value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the

MARKETFIELD FUND
Notes to Financial Statements (continued)
December 31, 2009

contract at the time it was opened and the value at the time it was closed. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. As collateral for the futures contacts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents, or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time. Futures contracts also expose the Fund to counterparty credit risk. The Fund will not enter into these contracts unless it owns either 1) an offsetting position in securities or 2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations.

(f)Federal Income Taxes

For the period June 1, 2009 through December 31, 2009, the Fund is treated as a C corporation for income tax purposes and as such will be obligated to pay federal and state income tax on its taxable income.  Currently, the highest regular marginal federal income tax rate for a corporation is 35 percent.  The Fund may be subject to a 20 percent federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

Due to significant non-qualifying income earned by the Fund on its investments in futures on commodities and other financial instruments, the Fund will be classified as a C corporation for federal income tax purposes and will not qualify as a regulated investment company (“RIC”), as defined by the Internal Revenue Code, for the period from June 1, 2009 to December 31, 2009.  The Adviser anticipates that the Fund’s failure to qualify as a RIC will be temporary and the Fund will be taxable as a C corporation only for the period from June 1, 2009 through December 31, 2009.  It is the Adviser’s intent that the Fund will once again qualify as a RIC for the Fund’s next fiscal year ending on December 31, 2010 and in future years.

(g)Distributions to Shareholders

In general, the Fund will distribute any net investment income and any net realized long or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

Due to its C corporation status for the year ended December 31, 2009, the Fund will need to distribute its accumulated C corporation profits by the end of 2010 in order to re-establish RIC status for 2010.  The amount of accumulated C corporation profits which need to be distributed in 2010 is approximately $436,000, all of which will be distributed as ordinary income for tax purposes.

(h)Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(i)Share Valuation

The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be

MARKETFIELD FUND
Notes to Financial Statements (continued)
December 31, 2009

priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share. The Fund charges a 1.00% redemption fee on shares held less than sixty days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation. The Fund retained redemption fees of $1,127 during the period from June 1, 2009 to December 31, 2009. During the year ended May 31, 2009, the Fund retained $6,519 of redemption fees.

(j)Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are allocated between the funds of the Trust based upon the ratio of the net assets of each fund to the combined net assets of the Trust, or other equitable means.

(k)Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Change in Fiscal Year-End

At a meeting of the Board of Trustees (the “Board”) of the Trust held on December 21, 2009, the Adviser recommended that the Board approve a change in the Fund’s fiscal year-end from May 31st to December 31st. The change was effective as of December 31, 2009.  This means that the Fund’s most recent tax year will be a short tax year, from June 1st to December 31, 2009, and that subsequent tax years will be on the calendar year, from January 1st to December 31st.

(4)	Federal Tax Matters

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 35 percent to net investment loss and realized and unrealized gains as of December 31, 2009, as follows:

Period from
June 1, 2009 to
December 31, 2009
Tax computed at statutory rates	$3,434,795
Increase (decrease) in taxes resulting from:
State taxes, net of federal benefit	30,928
Dividends received deduction	(87,134)
Net unrealized gains not taxed	(2,195,732)
Other temporary book/tax differences not taxed	(1,088,443)
Other	38,494
Current income tax expense	$132,908

The Fund intends to re-establish RIC status for 2010 and beyond; therefore, the Fund has not recorded deferred taxes as of December 31, 2009. Accordingly, temporary differences during the period June 1, 2009 through December 31, 2009 impact the effective tax rate as noted above.

MARKETFIELD FUND
Notes to Financial Statements (continued)
December 31, 2009

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Tax cost of investments	$85,809,116
Unrealized appreciation	13,565,192
Unrealized depreciation	(1,110,088)
Net unrealized appreciation	12,455,104
Undistributed ordinary income	436,304
Undistributed long-term capital gain	—
Total distributable earnings	436,304
Other accumulated gains	269,115
Total accumulated gains	$13,160,523

The difference between book basis and tax basis of investments is attributable mainly to deferral of losses on wash sales and mark-to-market adjustments on passive foreign investment companies.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments and relate primarily to reclassification of the character of total distributable earnings from capital to ordinary:

Undistributed Net Investment Income (Loss)	$414,385
Accumulated Net Realized Gain (Loss)	$(421,079)
Paid-in Capital	$6,694

In July 2006, the Financial Accounting Standards Board (“FASB”) issued “Accounting for Uncertainty in Income Taxes”. Accounting for Uncertainty in Income Taxes addresses the accounting for uncertainty in income taxes and establishes for all entities, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund’s assertion that its income is exempt from tax) will be sustained upon examination.

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of December 31, 2009. Also, the Fund had recognized no interest and penalties related to uncertain tax benefits for the year ended May 31, 2009 and the period from June 1, 2009 to December 31, 2009. At December 31, 2009, tax years that remain open to examination in the Fund’s major tax jurisdictions include the years ended May 31, 2008, May 31, 2009 and December 31, 2009.

(5)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.40% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through August 31, 2010 and for an indefinite period thereafter at the discretion of the Adviser and the Board of Trustees to the extent necessary to ensure that the Fund’s total operating expenses (excluding tax expenses, dividends on short positions and acquired fund fees and expenses) do not exceed 1.75% of the Fund’s average daily net assets (the “Expense Limitation Cap”). For the period from June 1, 2009 to December 31, 2009, expenses of $59,193 incurred by the Fund were waived or reimbursed by the Adviser. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

MARKETFIELD FUND
Notes to Financial Statements (continued)
December 31, 2009

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring in:

2011	$135,162
2012	$113,579
2013	$ 59,193

(6)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund. A Trustee of the Trust is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Period from
	June 1, 2009 to	Year Ended
	December 31, 2009	May 31, 2009
Shares sold	4,534,712	3,990,452
Shares issued to holders in reinvestment of distribution	—	1,356
Shares redeemed	(446,895)	(848,857)
Net increase	4,087,817	3,142,951

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the period from June 1, 2009 to December 31, 2009, were $79,851,709 and $42,858,406, respectively.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Marketfield Fund and
Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statement of assets and liabilities of Marketfield Fund (the “Fund”), one of the diversified series constituting Trust for Professional Managers, including the schedule of investments as of December 31, 2009, and the related statement of operations for the period from June 1, 2009 to December 31, 2009 and for the year ended May 31, 2009, and the statements of changes in net assets and the financial highlights for each of the three periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and broker.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2009, and the results of its operations for the period from June 1, 2009 to December 31, 2009 and year ended May 31, 2009,  and the changes in its net assets and the financial highlights for each of the three periods presented, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin
February 26, 2010

MARKETFIELD FUND
Basis for Trustees’ Approval of Investment Advisory Agreement

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on June 24, 2009 and on August 26, 2009 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Marketfield Fund (the “Fund”), a series of the Trust, and Marketfield Asset Management, LLC, the Fund’s investment adviser (the “Adviser”).  The Trustees met on June 24, 2009 to consider the renewal of the Agreement for an interim period ending on August 31, 2009, so as to align the Agreement’s expiration date with the Trustees’ annual contract renewal meeting in August.  The Trustees then met on August 26, 2009 to consider the renewal of the Agreement for an additional one-year period ending on August 31, 2010.

In advance of the meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the advisory fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management personnel, comparative fee information relating to the Fund and a private fund managed by the Adviser that has an investment strategy similar to that of the Fund, and a summary detailing key features of the policies and procedures comprising the Adviser’s written compliance program, and notification that the Adviser and its parent entity, Oscar Gruss & Sons, Inc. (“Oscar Gruss & Sons”), were undergoing a SEC examination and FINRA was conducting an audit of Oscar Gruss & Sons) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by unanimous votes (each including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an interim period ending August 31, 2009 and then for a one-year period ending August 31, 2010.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND.

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted to the Fund’s affairs by the Adviser’s staff.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, including the investment strategies implemented by the Adviser, as well as the qualifications, experience and responsibilities of Michael C. Aronstein, the Fund’s portfolio manager, and other key personnel at the Adviser involved in the day-to-day activities of the Fund.  The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program and a summary detailing the key features of the compliance policies and procedures, and the Adviser’s marketing activity and commitment to the growth of Fund assets.  The Trustees were also informed that the Adviser would provide the Trustees with information regarding the SEC examinations of the Adviser and Oscar Gruss & Sons and the FINRA audit of Oscar Gruss & Sons upon their conclusion.  The Trustees noted that during the course of the prior year they had met with representatives of the Adviser in person to discuss the Fund’s performance and outlook, along with the marketing and compliance efforts made by the Adviser.  The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Adviser.  The Trustees reviewed and discussed the Adviser’s affiliation with Oscar Gruss & Sons, a broker-dealer that is the Adviser’s parent entity, and determined to continue

MARKETFIELD FUND
Basis for Trustees’ Approval of Investment Advisory Agreement (continued)

to request that the Adviser refrain from using Oscar Gruss & Sons to execute portfolio transactions for the Fund. The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Fund’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees also noted that the Adviser hired a new chief compliance officer.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as the Adviser’s compliance policies and procedures, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE ADVISER AND THE FUND.

The Trustees discussed the Fund’s performance for the three-month and one-year periods ended March 31, 2009, and the overall performance by the Adviser since the inception of the Fund on July 31, 2007.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to a benchmark index, the S&P 500 Index.  The Trustees also reviewed information on the historical performance of a private fund managed by the Adviser that has an investment strategy similar to that of the Fund.  The Trustees noted that the Fund’s performance was negative for all periods reviewed.  However, the Fund significantly outperformed its benchmark index for each of these periods.  After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES AND PROFITS REALIZED BY THE ADVISER.

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections.  The Trustees considered data relating to the cost structure of the Fund relative to a peer group of flexible portfolio funds, as compiled by Lipper, Inc., and the private fund managed by the Adviser, as well as the fee waivers and expense reimbursements of the Adviser.  The Trustees also considered the amendment of the operating expenses limitation agreement, approved by the Trustees on November 4, 2008, that reduced the Adviser’s expense cap for the Fund from 2.00% to 1.75%.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noting that the Adviser had subsidized the Fund’s operations following the Fund’s inception and had not yet recouped those subsidies.  The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement and the expense subsidization undertaken by the Adviser, as well as the Fund’s brokerage practices, noting that the Adviser makes no effort to seek soft dollar arrangements.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the June 24, 2009 meeting at which the Agreement was formally considered, as well as the in-person presentations made by the Adviser over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 1.40% placed it in the fourth quartile of flexible portfolio funds, and above the industry average for such funds of 0.62% but below the high of 1.50%.  The Trustees noted that the Fund’s total expenses (net of fee waivers and expense reimbursements) of 1.75% placed it in the fourth quartile of flexible portfolio funds, and above the industry average for such funds of 1.17% but below the high of 2.246%.  The Trustees noted that the Adviser had contractually agreed to limit the Fund’s total expenses to 2.00% through November 6, 2008 and 1.75% on and after November 7, 2008.  The Trustees then compared the fees paid by the Fund to the fees paid by a private fund managed by the Adviser with an investment

MARKETFIELD FUND
Basis for Trustees’ Approval of Investment Advisory Agreement (continued)

strategy similar to that of the Fund and noted that the Fund’s total expenses were capped at a lower amount, but that the management fees were the same.

The Trustees concluded that the Fund’s expenses and the fees paid to the Adviser were fair and reasonable in light of the comparative performance and expense and management fee information.  The Trustees noted that the Adviser had achieved profitability in acting as investment adviser to the Fund and that the Adviser’s profit from sponsoring the Fund had not been, and currently was not, excessive and that the Adviser had maintained adequate profit levels to support the services to the Fund.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS.

The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees reviewed all fee waivers and expense reimbursements by the Adviser with respect to the Fund.  The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.  The Trustees concluded that the Adviser’s management fee structure and any applicable expense waivers were reasonable and reflect a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND.

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund, including the execution of trades of portfolio securities through Oscar Gruss & Sons.  The Trustees examined the brokerage practices of the Adviser with respect to the Fund, noting that the Adviser receives no soft dollar benefits from its relationship with the Fund.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition, appear to be reasonable, and in many cases may benefit the Fund through growth in assets.  However, the Trustees, based on their review of all relevant factors, determined to continue to request that the Adviser refrain from using Oscar Gruss & Sons to execute portfolio transactions on behalf of the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered all of these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreement with the Fund as being in the best interests of the Fund and its shareholders.

MARKETFIELD FUND
Additional Information
(Unaudited)

Indemnifications

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-888-236-4298.

Independent Trustees

				Number of
		Term of		Portfolios
	Position(s)	Office and		in Trust	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen	Directorships
Address and Age	the Trust	Time Served	During the Past Five Years	by Trustee	Held by Trustee
Dr. Michael D. Akers	Trustee	Indefinite	Professor and Chair of Accounting,	19	Independent Trustee, USA
615 E. Michigan St.		Term; Since	Marquette University (2004–present);		MUTUALS (an open-end
Milwaukee, WI 53202		August 22,	Associate Professor of Accounting,		investment company with
Age: 54		2001	Marquette University (1996–2004).		two portfolios).

Gary A. Drska	Trustee	Indefinite	Captain, Midwest Airlines, Inc. (airline	19	Independent Trustee, USA
615 E. Michigan St.		Term; Since	company) (1985–Present); Director,		MUTUALS (an open-end
Milwaukee, WI 53202		August 22,	Flight Standards & Training (1990–1999).		investment company with
Age: 53		2001			two portfolios).

Jonas B. Siegel	Trustee	Indefinite	Managing Director, Chief Administrative	19	None.
615 E. Michigan St.		Term; Since	Officer (“CAO”) and Chief Compliance
Milwaukee, WI 53202		October 23,	Officer (“CCO”), Granite Capital
Age: 66		2009	International Group, L.P. (an investment
			management firm) (1994–Present); Vice
			President, Secretary, Treasurer and CCO
			of Granum Series Trust (an open-end
			investment company) (1997–2007);
			President, CAO and CCO, Granum
			Securities, LLC (a broker-dealer)
			(1997–2007).

MARKETFIELD FUND
Additional Information (continued)
(Unaudited)

Interested Trustee and Officers

Number of
		Term of		Portfolios
	Position(s)	Office and		in Trust	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen	Directorships
Address and Age	the Trust	Time Served	During the Past Five Years	by Trustee	Held by Trustee
Joseph C. Neuberger(1)	Chairperson,	Indefinite	Executive Vice President, U.S. Bancorp	19	Trustee, Buffalo Funds
615 E. Michigan St.	President	Term; Since	Fund Services, LLC (1994–Present).		(an open-end investment
Milwaukee, WI 53202	and Trustee	August 22,			company with ten
Age: 47		2001			portfolios); Trustee, USA
MUTUALS (an open-end
investment company with
two portfolios).

John Buckel	Vice President,	Indefinite	Fund Administration and Compliance,	N/A	N/A
615 E. Michigan St.	Treasurer and	Term; Since	U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202	Principal	January 11,	(2004–present); UMB Investment
Age: 52	Accounting	2008	Services Group (2000–2004).
Officer

Kristin M. Cuene	Chief	Indefinite	Attorney, Compliance Officer, U.S.	N/A	N/A
615 E. Michigan St.	Compliance	Term; Since	Bancorp Fund Services, LLC
Milwaukee, WI 53202	Officer	January 23,	(2008–present); Attorney, Investment
Age: 40+		2009	Management, Quarles & Brady, LLP
(2007–2008); Student, University of
Pennsylvania (2004–2007).

Rachael A. Spearo	Secretary	Indefinite	Vice President and Legal Compliance	N/A	N/A
615 E. Michigan St.		Term; Since	Officer, U.S. Bancorp Fund Services,
Milwaukee, WI 53202		November 15,	LLC (2004–present).
Age: 30		2005

Jennifer A. Lima	Assistant	Indefinite	Mutual Fund Administrator, U.S. Bancorp	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Fund Services, LLC (2002–present).
Milwaukee, WI 53202		January 10,
Age: 35		2008
________

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-888-236-4298. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-888-236-4298, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files its schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

(This Page Intentionally Left Blank.)

MARKETFIELD FUND

Investment Adviser	Marketfield Asset Management, LLC
292 Madison Avenue
14th Floor
New York, New York 10017

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Deloitte & Touche LLP
Accounting Firm	555 East Wells Street
Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant	U.S. Bancorp Fund Services, LLC
and Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, National Association
Custody Operations
1555 North River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

(a)
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  Incorporated by reference to the Registrant’s Form N-CSR filed August 5, 2009.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.  Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2009	FYE 5/31/2009
Audit Fees	$25,300	$23,600
Audit-Related Fees	0	0
Tax Fees	$4,740	$4,600
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2009	FYE 5/31/2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2009	FYE 5/31/2009
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed August 5, 2009.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant)  Trust for Professional Managers

By (Signature and Title)      /s/ Joseph Neuberger
Joseph Neuberger, President

Date   February 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/ Joseph Neuberger
Joseph Neuberger, President

Date   February 28, 2010

By (Signature and Title)      /s/ John Buckel
John Buckel, Treasurer

Date   March 1, 2010